DailyDeltaTM Q100 Downside Option Strategy ETF

Trading Symbol: QDWN

A series of Strategic Trust

Shares of the Fund are listed and traded on NYSE Arca, Inc.

Supplement dated November 21, 2025 to the

Prospectus, Summary Prospectus, and Statement of Additional Information

each dated February 21, 2025

On November 21, 2025, the Board of Trustees of Strategic Trust (the “Board”) determined that closing and liquidating the DailyDeltaTM Q100 Downside Option Strategy ETF (the “Fund”) was in the best interests of the Fund and its shareholders, and approved a Plan of Liquidation to conduct an orderly liquidation of the Fund to occur on or about December 8, 2025 (the “Liquidation Date”).

The Fund will be closed to new investors and will not accept creation units from authorized participants or other trading of the Fund’s shares on NYSE Arca, Inc. after the last day of trading on December 1, 2025 (the “Closing Date”). Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. On or prior to the Liquidation Date, it is expected that the Fund’s portfolio will be positioned into cash, cash equivalents, or other liquid assets. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about Liquidation Date.

Shareholders who remain invested in the Fund on the Liquidation Date will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information each dated February 21, 2025.

Please retain this Supplement for future reference.